Summary Prospectus

May 1, 2013	T. Rowe Price
Equity Index 500 Portfolio

A fund seeking to match the performance of the Standard & Poor’s 500 Stock Index®, an index of primarily large-cap U.S. stocks. The fund is only available as an investment option for variable annuity and variable life insurance contracts.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-8790 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 1, 2013, and Statement of Additional Information, dated May 1, 2013.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks to match the performance of the Standard & Poor’s 500 Stock Index®.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. There may be additional expenses that apply as described in your insurance contract prospectus.

Fees and Expenses of the Fund

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.40%

Other expenses	0.00%

Total annual fund operating expenses	0.40%

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$41	$128	$224	$505

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 10.6% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund seeks to match the performance of the S&P 500 Index by using a full replication strategy. This involves investing substantially all of its assets in all of the stocks in the S&P 500 Index. We attempt to maintain holdings of each stock in proportion to its weight in the index.

The S&P 500 is made up of primarily large-capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market’s total capitalization. (Market capitalization is the number of a company’s outstanding shares multiplied by the market price per share.)

Standard & Poor’s constructs the index by first identifying major industry categories and then allocating a representative sample of the larger and more liquid stocks in those industries to the index. S&P weights each stock according to its total market value. For example, the 50 largest companies in the index may account for over 50% of its value.

Under normal conditions, the fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in stocks that are held in its benchmark index. T. Rowe Price compares the composition of the fund to that of the index. If a material misweighting develops, the portfolio managers seek to rebalance the portfolio in an effort to realign it with its index.

While most assets will be invested in common stocks, the fund may also purchase stock index futures contracts. Futures would typically be used to reduce cash balances in the fund and increase the level of fund assets exposed to common stocks represented in the fund’s benchmark index.

While there is no guarantee, the correlation between the fund and its index is expected to be at least 0.95. A correlation of 1.00 indicates that the returns of the fund and the index will always move in the same direction (but not necessarily by the same amount). A correlation of 0.00 would mean movements in the fund are unrelated to movements in the index.

T. Rowe Price	2

The fund may sell securities to better align its portfolio with the characteristics of its benchmark or to satisfy redemption requests. However, the fund is not required to sell specific securities that have been removed from its index.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Risks of stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Market capitalization risk Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Index investing risk Because the fund is passively managed and seeks to match the performance of its benchmark index, holdings are generally not reallocated based on changes in market conditions or outlook for a specific security, industry, or market sector. As a result, the fund’s performance may lag the performance of actively managed funds.

Tracking error The returns of the fund are expected to be slightly below the returns of its benchmark index (referred to as “tracking error”) because the fund incurs fees and transaction expenses while the index has no fees or expenses. The risk of tracking error is increased to the extent the fund is unable to fully replicate its benchmark index, which could result from changes in the composition of the index or the timing of purchases and redemptions of fund shares.

Futures risk To the extent the fund uses futures, it is exposed to potential volatility and losses greater than direct investments in the contract’s underlying assets.

Performance The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund’s past performance is not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

Summary	3

Average Annual Total Returns
	Periods ended
	December 31, 2012
	1 Year	5 Years	10 Years
Equity Index 500 Portfolio	15.57%	1.27%	6.72%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	16.00	1.66	7.10
Lipper Variable Annuity Underlying S&P 500 Index Objective Funds Average	15.52	1.31	6.74

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-638-8790.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
E. Frederick Bair	Co-Chairman of Investment Advisory Committee	2002	1998
Ken D. Uematsu	Co-Chairman of Investment Advisory Committee	2008	1997

Purchase and Sale of Fund Shares

The fund is not sold directly to the general public but is instead offered as an underlying investment option for variable annuity or variable life insurance contracts. Although the fund does not require a minimum amount for initial or subsequent purchases from insurance companies, your insurance company may impose investment minimums for your purchases of the fund.

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business. You must purchase, redeem, and exchange shares through your insurance company.

Tax Information

Any dividends are declared and paid quarterly in March, June, September, and December. Any capital gains are declared and paid annually, usually in December. Distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account. A redemption or exchange of fund shares may be taxable.

Payments to Insurance Companies, Broker-Dealers, and Other Financial Intermediaries

The fund is generally available only through variable annuity or variable life insurance contracts. The fund and/or its related companies may make payments to a sponsoring insurance company or other financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary to recommend the fund over another investment option or by influencing an insurance company to include the fund as an underlying investment option in a variable contract. The prospectus (or other offering document) for your variable contract may contain additional information about these payments. Ask your insurance company or financial intermediary, or visit your insurance company’s or financial intermediary’s website, for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	E308-045 5/1/13